        MERRILL LYNCH BALANCED FUND FOR INVESTMENT AND RETIREMENT, INC.

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  SUPPLEMENT DATED JANUARY 26, 1996 TO THE PROSPECTUS DATED JANUARY 26 , 1996

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                          FOR USE IN THE STATE OF OHIO

  Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to the 15% restriction on illiquid securities, the State of Ohio does not recognize Rule 144A securities as securities which are free of restrictions as to resale. Consequently, to the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers which are restricted as to disposition, including Rule 144A securities, or in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

Code # 10331-0196OH